Exhibit 99.1

                  Buckeye Announces October - December Results

     MEMPHIS, Tenn.--(BUSINESS WIRE)--January 30, 2007--Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $3.8 million after tax (10 cents per share) in the quarter ended December 31, 2006. During the same quarter of the prior year, the Company earned $1.9 million after tax (5 cents per share) which included $0.7 million after tax in restructuring expenses associated with last year's closure of the Glueckstadt, Germany cotton linter pulp plant.

     Net sales in the just completed quarter were $184.7 million, 2% lower than $188.3 million achieved in the same quarter of the prior year. Net sales for the first six months of fiscal year 2007 were $376.1 million, 6% higher than net sales of $353.7 million for the same period last year.

     Buckeye Chairman John B. Crowe commented, "Demand for our products is strong and we have implemented price increases in January. Operational issues early in the October-December quarter at our Florida wood specialty fibers facility limited our sales. With low inventories, our sales are closely matched to production. The Florida facility has returned to full production rates. Going forward our focus on operational reliability will help maximize sales."

     Mr. Crowe went on to say, "Continued strong cash flow generation enabled us to reduce debt by $13 million during the quarter even with two large semi-annual bond interest payments, our annual employee retirement plan contribution and our annual Florida property tax payment."

     Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

     Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (unaudited)
                (In thousands, except per share data)


                          Three Months Ended        Six Months Ended
                     ----------------------------- -------------------
                     December  September December  December  December
                      31, 2006  30, 2006  31, 2005  31, 2006  31, 2005

                     --------- --------- --------- --------- ---------

Net sales            $184,730  $191,406  $188,254  $376,136  $353,710

Cost of goods sold    155,711   162,071   162,546   317,782   303,809
                     --------- --------- --------- --------- ---------
Gross margin           29,019    29,335    25,708    58,354    49,901


Selling, research
 and administrative
 expenses              11,163    11,204    11,354    22,367    22,760
Amortization of
 intangibles and
 other                    507       631       477     1,138     1,008
Impairment of long-
 lived assets               -         -         -         -         -
Restructuring costs        11        13     1,141        24     3,092
                     --------- --------- --------- --------- ---------

Operating income       17,338    17,487    12,736    34,825    23,041

Net interest expense
 and amortization of
 debt costs           (10,440)  (10,751)  (10,574)  (21,191)  (20,758)
Loss on early
 extinguishment of
 debt                     (96)     (556)        -      (652)     (151)
Gain on sale of
 assets held for
 sale                       -       355         -       355         -
Foreign exchange and
 other                    246         6       (22)      252      (390)
                     --------- --------- --------- --------- ---------
Income before income
 taxes                  7,048     6,541     2,140    13,589     1,742
Income tax expense      3,228     2,734       286     5,962       177
                     --------- --------- --------- --------- ---------
  Net income           $3,820    $3,807    $1,854    $7,627    $1,565
                     ========= ========= ========= ========= =========



 Earnings per share     $0.10     $0.10     $0.05     $0.20     $0.04
   Diluted earnings
    per share           $0.10     $0.10     $0.05     $0.20     $0.04

Weighted average
 shares for basic
 earnings per share    37,702    37,661    37,592    37,682    37,590

Adjusted weighted
 average shares for
 diluted earnings
 per share             38,010    37,692    37,630    37,851    37,633


                      BUCKEYE TECHNOLOGIES INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)


                                                 December 31  June 30
                                                    2006       2006
                                                 ----------- ---------
                                                 (unaudited)

Current assets:
     Cash and cash equivalents                      $12,693    $8,734
     Accounts receivable, net                       111,055   114,098
     Inventories                                     86,094    98,567
     Deferred income taxes and other                  7,078     8,473
                                                 ----------- ---------
          Total current assets                      216,920   229,872

     Property, plant and equipment, net             521,834   531,898
     Goodwill                                       145,844   149,106
     Intellectual property and other, net            36,461    38,677
                                                 ----------- ---------
Total assets                                       $921,059  $949,553
                                                 =========== =========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                         $33,771   $32,973
     Accrued expenses                                47,311    48,416
     Current portion of capital lease obligations       383       627
     Current portion of long-term debt                  998     1,294
                                                 ----------- ---------
          Total current liabilities                  82,463    83,310

     Long-term debt                                 482,749   519,414
     Deferred income taxes                           38,503    35,686
     Capital lease obligations                          560       755
     Other liabilities                               21,500    20,671
     Stockholders' equity                           295,284   289,717
                                                 ----------- ---------
Total liabilities and stockholders' equity         $921,059  $949,553
                                                 =========== =========


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (unaudited)
                            (In thousands)

                                                     Six Months Ended
                                                     -----------------
                                                     December December
                                                     31, 2006 31, 2005
                                                     -----------------
OPERATING ACTIVITIES
---------------------------------------------------
Net income                                            $7,627   $1,565
Adjustments to reconcile net income to
  net cash provided by operating activities:

 Depreciation                                         24,311   23,385
 Amortization                                          1,648    1,599
 Loss on early extinguishment of debt                    652      151
 Deferred income taxes                                 2,254   (2,982)
 Gain on sale of assets held for sale                   (355)       -
 Loss on disposal of equipment                           215        -
 Provision for bad debts                                 181        -
 Other                                                   826    1,156
 Change in operating assets and liabilities
  Accounts receivable                                  6,860   (3,130)
  Inventories                                         12,392  (12,387)
  Other assets                                        (2,857)  (2,798)
  Accounts payable and other liabilities                 334    2,336
                                                     -------- --------
Net cash provided by operating activities             54,088    8,895

INVESTING ACTIVITIES
 Purchases of property, plant & equipment            (14,325) (34,358)
 Proceeds from sale of assets                            521        -
 Other                                                  (280)    (276)
                                                     -------- --------
Net cash used in investing activities                (14,084) (34,634)

FINANCING ACTIVITIES
 Net borrowings (payments) under line of credit       (1,487)  42,250
 Payments on long term debt and other                (35,689) (15,963)
 Net proceeds from sale of equity interests            1,099       66
                                                     -------- --------
Net cash provided by (used in) financing activities  (36,077)  26,353
                                                     -------- --------

Effect of foreign currency rate fluctuations on
 cash                                                     32      (63)

Increase in cash and cash equivalents                  3,959      551
                                                     -------- --------
Cash and cash equivalents at beginning of period       8,734    9,926
                                                     -------- --------
Cash and cash equivalents at end of period           $12,693  $10,477
                                                     ======== ========


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                             (unaudited)
                            (In thousands)

                          Three Months Ended        Six Months Ended
                     -------------------------------------------------
SEGMENT RESULTS      December  September December  December  December
                     31, 2006  30, 2006  31, 2005  31, 2006  31, 2005

                     --------- --------- --------- --------- ---------
Specialty Fibers
 Net sales           $130,126  $134,875  $137,898  $265,001  $252,459
 Operating income
  (a)                  13,194    12,288    11,559    25,482    21,722
 Depreciation and
  amortization (b)      7,859     7,698     7,406    15,557    14,680
 Capital
  expenditures          6,083     5,573    13,262    11,656    32,592

Nonwoven Materials
 Net sales            $62,488   $64,967   $58,460  $127,455  $115,786
 Operating income
  (a)                   4,846     5,979     2,739    10,825     5,299
 Depreciation and
  amortization (b)      3,965     4,171     4,062     8,136     8,100
 Capital
  expenditures            580       417       406       997     1,005

Corporate
 Net sales            $(7,884)  $(8,436)  $(8,104) $(16,320) $(14,535)
 Operating loss (a)      (702)     (780)   (1,562)   (1,482)   (3,980)
 Depreciation and
  amortization (b)        851       954       842     1,805     1,687
 Capital
  expenditures          1,057       615       410     1,672       761

Total
 Net sales           $184,730  $191,406  $188,254  $376,136  $353,710
 Operating income
  (a)                  17,338    17,487    12,736    34,825    23,041
 Depreciation and
  amortization (b)     12,675    12,823    12,310    25,498    24,467
 Capital
  expenditures          7,720     6,605    14,078    14,325    34,358

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.
(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.

                          Three Months Ended        Six Months Ended
                     ----------------------------- -------------------
ADJUSTED EBITDA      December  September December  December  June 30,
                     31, 2006  30, 2006  31, 2005  31, 2006    2006

                     --------- --------- --------- --------- ---------

Income                 $3,820    $3,807    $1,854    $7,627    $1,565
Income tax expense      3,228     2,734       286     5,962       177
Net interest expense   10,124    10,407    10,204    20,531    20,012
Amortization of debt
 costs                    316       344       370       660       746
Early extinguishment
 of debt                   96       556         -       652       151
Depreciation,
 depletion and
 amortization          12,675    12,823    12,310    25,498    24,467
                     --------- --------- --------- --------- ---------
EBITDA                 30,259    30,671    25,024    60,930    47,118
Interest income           101        68       167       169       410
Asset impairments           -         -         -         -         -
Loss on disposal of
 assets                   462       108      (101)      570         -
Gain on sale of
 assets held for
 sale                       -      (355)      246      (355)      246
Restructuring
 charges                   11        13     1,141        24     3,092
                     --------- --------- --------- --------- ---------
Adjusted EBITDA       $30,833   $30,505   $26,477   $61,338   $50,866
                     ========= ========= ========= ========= =========


We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

On December 31, 2006 we had borrowing capacity of $63.5 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.


                       BUCKEYE TECHNOLOGIES INC.
                      SUPPLEMENTAL RECONCILIATIONS
                             (unaudited)
                 (In thousands, except per share data)



                                Three Months Ended    Six Months Ended
                              ----------------------- ----------------
                               December   September    December 31,
                               31, 2005    30, 2006    2005 reconciled
                               reconciled  reconciled  to December 31,
                                  to          to            2006
                               December    December
                                31, 2006    31, 2006
NET SALES RECONCILIATION
                              ----------------------- ----------------

Net sales                         $188.3      $191.4           $353.7
  Volume (1)                       (16.3)       (8.8)             0.7
  Pricing (2)                        6.5         1.8             13.2
  Product sales mix and other
   (3)                               6.2         0.3              8.5
                              ----------------------- ----------------
Net sales                         $184.7      $184.7           $376.1
                              =========== =========== ================

(1) Volume relates to the change in volume on comparable products
(2) Pricing relates to the changes in unit prices on comparable products
(3) Product sales mix relates to the impact of changes in the mix of products shipped. Other includes the impact changes in foreign currency exchange rates have on the currency translation of sales denominated in currencies other than the US dollar.




                                Three Months Ended    Six Months Ended
                              ----------------------- ----------------
                               December   September    December 31,
                               31, 2005    30, 2006    2005 reconciled
                               reconciled  reconciled  to December 31,
                                  to          to            2006
                               December    December
                                31, 2006    31, 2006
EARNINGS PER SHARE
 RECONCILIATION (4)
                              ----------------------- ----------------

EARNINGS PER SHARE                 $0.05       $0.10            $0.04
  Volume (a) (5)                   (0.03)      (0.03)            0.03
  Pricing / product mix (a)
   (6)                              0.12        0.01             0.22
  Costs (a) (7)                    (0.02)      (0.00)           (0.06)
  Impact of Americana, Brazil
   facility transition (8)          0.00        0.04            (0.06)
  Restructuring, impairment,
   early debt extinguishment
   costs                            0.02        0.01             0.04
  Corporate / Other (9)            (0.04)      (0.03)           (0.01)
                              ----------------------- ----------------
EARNINGS PER SHARE                 $0.10       $0.10            $0.20
                              =========== =========== ================

  (a) Excludes impact of Americana facility transition

(4) All calculations are net of taxes
(5) Volume - Changes in volume on comparable products at prior period gross margins (price, unit cost and mix are at the same levels as the prior quarter).
(6) Pricing / Product Mix - Impact of changes in selling prices (on comparable products) and changes in the mix of products shipped.
(7) Costs - Changes in production volume, energy related prices, price and usage of chemicals and raw materials, transportation costs, direct spending and selling, research and administrative expenses.
(8) Americana impact is shown separately.
(9) Corporate / Other - Net interest expense, intangible amortization, foreign exchange gain(loss), gain(loss) on sale of assets, other income(expense), and tax adjustments and changes in tax rate.


     CONTACT: Buckeye Technologies Inc.
              Vice President and Chief Financial Officer:
              Steve Dean, 901-320-8352
              or
              Investor Relations Manager:
              Chad Foreman, 901-320-8828
              www.bkitech.com